EXHIBIT 10.24

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (the “First Amendment”) is made as of January 8, 2018 (the “First Amendment Effective Date”) by and between REGENXBIO Inc. (formerly known as ReGenX Biosciences, LLC), a corporation organized under the laws of the State of Delaware, with offices at 9600 Blackwell Road, Suite 210, Rockville, MD 20850 (“Licensor”), and AveXis, Inc., a corporation organized under the laws of the State of Delaware, with offices at 2275 Half Day Road, Suite 200, Bannockburn, IL 60015 (“Licensee”).  Licensor and Licensee are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into that certain License Agreement dated March 21, 2014 (the “License Agreement”);

WHEREAS, the Parties desire to amend certain provisions of the License Agreement, including amending the definitions of Field, Licensed Patents, and Licensed Product, and amending Section 10.2, and pursuant to Section 10.9 of the License Agreement, the License Agreement may be amended provided that such amendment is in writing and signed by duly authorized representatives of both Parties;

WHEREAS, the Parties do not intend to change the scope of the license originally granted by Licensor to Licensee under the Agreement with respect to AAV9; and

WHEREAS, the Licensee has determined that the First Amendment does not require regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the License Agreement, the Parties hereby agree as follows:

1.Amendment Fee.  In consideration for the execution of the First Amendment, Licensee shall pay Licensor a fee of (i) eighty million dollars ($80,000,000) upon the First Amendment Effective Date; (ii) thirty million dollars ($30,000,000) on the first anniversary of the First Amendment Effective Date; (iii) thirty million dollars ($30,000,000) on the second anniversary of the First Amendment Effective Date; (iv) **** upon  AAV9 Products sold by Licensee, its Affiliates or Sublicensees first achieving cumulative Net Sales of ****, payable within **** after the end of the Calendar Quarter in which such milestone is achieved; and (v) **** upon AAV9 Products sold by Licensee, its Affiliates or Sublicensees first achieving cumulative Net Sales of ****, payable within **** after the end of the Calendar Quarter in which such milestone is achieved.  In the event of a Change of Control and to the extent that payments (ii), (iii) or (iv) above have not been received by Licensor from Licensee, Licensee, at Licensor’s option, shall pay Licensor any unpaid amounts recited in (ii), (iii) or (iv), irrespective of cumulative Net Sales of AAV9 Products, within **** of the Change of Control.

2.Whereas Term.  The first “WHEREAS” term of the License Agreement is hereby deleted in its entirety and replaced with the following:

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

“WHEREAS, Licensor has rights under certain Licensed Patents (as defined herein) pertaining to various recombinant adeno-associated virus vectors; and”

3.Defined Terms.  Capitalized terms that are not defined herein shall have the meanings set forth in the License Agreement.

4.Section 1.8.  Section 1.8 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“1.8“Field” means the AAV9 Field and New Vector Field.”

5.Section 1.10.  Section 1.10 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“1.10“Licensed Patents” means AAV9 Licensed Patents and New Vector Licensed Patents.”

6.Section 1.11.  Section 1.11 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“1.11“Licensed Products” means (a) any product in the AAV9 Field, any product in the New Vector Field or any product in both the AAV9 Field and the New Vector Field that is made, made for, used, sold, offered for sale, or imported by Licensee, its Affiliates, and any of its or their Sublicensees, the manufacture, use, sale, offer for sale, or import of which product, in the absence of the license granted pursuant to this Agreement, would infringe or is covered by at least one Valid Claim in the country of manufacture, use, sale, offer for sale, or import, including products manufactured by a process that would infringe or is covered by at least one Valid Claim in the country of manufacture, use, sale, offer for sale, or import; or (b) any service sold by Licensee, its Affiliates, and any of its or their Sublicensees with respect to the administration of any product in the AAV9 Field, any product in the New Vector Field or any product in both the AAV9 Field and the New Vector Field to patients that, in the absence of the licenses granted pursuant to this Agreement, would infringe or is covered by at least one Valid Claim in the country of sale.”

7.Sections 1.23 to 1.32.  The License Agreement is hereby amended to add the following Sections 1.23 to 1.32:

“1.23“AAV9 Field” means the treatment of spinal muscular atrophy in humans by in vivo gene therapy using AAV9.”

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

“1.24“AAV9 Licensed Patents” means, to the extent they cover AAV9, (a) all patents and patent applications listed in Exhibit A-1, and (b) any re-examination certificates thereof; (c) the foreign counterparts of the patents and patent applications in subsections (a) and (b); and (d) extensions, continuations, divisionals, and re-issued applications of the patents and patent applications in subsections (a) through (c).”

“1.25“AAV9 Products” means any Licensed Product in the AAV9 Field.”

“1.26“Change of Control” means (i) any transaction or series of related transactions following which the holders of Licensee’s capital stock or membership or equity interests immediately prior to such transaction or series of related transactions collectively are the owners of less than 50% of the outstanding equity interests of Licensee entitled to (a) vote with respect to the election of directors (or positions having a similar function) or (b) receive the proceeds upon any sale, liquidation or dissolution of Licensee; (ii) a sale, transfer, or other disposition, in a single transaction or series of related transactions, of all or a material portion of Licensee’s interest in the Licensed Product; (iii) a sale, transfer or other disposition, in a single transaction or a series of related transactions, of all or a material portion of Licensee’s right, title, or interest in its assets taken as a whole; or (iv) the merger of Licensee with a Third Party by operation of law or otherwise other than a merger following which the holders of Licensee’s capital stock or membership or equity interests immediately prior to such transaction or series of related transactions collectively are the owners of at least 50% of the outstanding equity interests of Licensee or the surviving entity after such merger entitled to (a) vote with respect to the election of directors (or positions having a similar function) or (b) receive the proceeds upon any sale, liquidation or dissolution of Licensee or the surviving entity after such merger. For clarity, an exclusive license of Licensee’s interest in the Licensed Products to a limited territory that does not include the United States, the European Union, the United Kingdom or Japan will not be deemed a Change of Control.”

“1.27“Control” or “Controlled” means the possession by Licensor (whether by ownership or license) of the ability to grant to Licensee access, a license, or a sublicense (as applicable) to the applicable patent or patent application on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any Third Party.”

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

“1.28“First Amendment Effective Date” has the meaning set forth in the preamble of this First Amendment.”

“1.29“New Vector(s)” means any recombinant adeno-associated virus vector other than AAV9.  For the avoidance of doubt, New Vectors include, but are not limited to, AAV7 (protein id ****), AAV8 (protein id ****), and AAVrh10 (protein id ****) and any recombinant adeno-associated virus derivatives of such AAV7, AAV8 or AAVrh10 vectors. As used herein, “recombinant” shall mean any vector derived from an adeno associated virus intended for use in a therapeutic product that has been genetically modified in any way. For the avoidance of doubt, New Vectors shall include, without limitation, all AAV vectors described in the AAV9 Licensed Patents and New Vector Licensed Patents, other than AAV9.”

“1.30“New Vector Field” means the treatment of spinal muscular atrophy in humans by in vivo gene therapy using a New Vector.”

“1.31“New Vector Licensed Patents” means all Patents to the extent they cover New Vectors, which are Controlled by Licensor or its Affiliates prior to the fourteenth (14th) anniversary of the First Amendment Effective Date, including without limitation: (a) all patents and patent applications listed in Exhibit A-2; and (b) any re-examination certificates thereof; (c) the foreign counterparts of the patents and patent applications in subsections (a) and (b); and (d) extensions, continuations, divisionals, and re-issued applications of the patents and patent applications in subsections (a) through (c).”

“1.32“Patents” means patents, utility models, applications and pre-grant and post-grant forms of any of the foregoing, including divisionals, reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part of or to any of the foregoing, and extensions, renewals, or restorations of any of the foregoing by existing or future extension, renewal, or restoration mechanisms, including supplementary protection certificates or the equivalent thereof."

8.Sections 2.2.1 and 2.2.2.  Sections 2.2.1 and 2.2.2 of the License Agreement are hereby deleted in their entirety and replaced with the following:

2.2.1The rights and licenses granted in Section 2.1 shall not include any right (and Licensor and the ReGenX Licensors retain the exclusive (even as to Licensee), fully sublicensable right) under the Licensed Patents to make, have made, use, sell, offer to sell, and import Domain Antibodies that are expressed by an adeno-associated vector, including AAV9 and New Vectors.

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

2.2.2.  Licensor and the ReGenX Licensors retain the following rights with respect to the Licensed Patents:

(a)

A non-exclusive, sublicensable right under the Licensed Patents to make, have made, use, sell, offer to sell, and import products that deliver RNA interference and antisense drugs using an adeno-associated vector, including AAV9 and New Vectors; and

(b)

A non-exclusive right for the ReGenX Licensors (which right is sublicensable by the ReGenX Licensors) to use the Licensed Patents for non-commercial research purposes and to use the Licensed Patents for such ReGenX Licensors' discovery research efforts with non-profit organizations and collaborators.

9.Section 2.5.1.  Section 2.5.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“2.5.1Licensee hereby grants to Licensor a non-exclusive, worldwide, royalty-free, transferable, sublicensable, irrevocable, perpetual license:

(a)	to use any Licensed Back Improvements (and any intellectual property rights with respect thereto) consummate in scope to the Retained Rights, and

(b)

to practice the Licensed Back Improvements (and any intellectual property rights with respect thereto) in connection with AAV9, New Vectors or both, including the right to research, develop, make, have made, use, offer for sale, and sell products and services; provided that Licensor shall have no right, under the license in this Section 2.5.1(b), to practice the Licensed Back Improvements in the Field.”

10.Section 3.4.  Section 3.4 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“3.4Royalties.

3.4.1Royalties for Licensed Products in the AAV9 Field.  In further consideration of the rights and licenses granted to Licensee under Section 2.1, Licensee shall pay to Licensor the following royalties based upon Net Sales of Licensed Products in the AAV9

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Field, subject to the reductions in royalty rates set forth in Section 3.4.1.1:

Cumulative Annual Net Sales of all Licensed Products in the AAV9 Field Worldwide	Royalty Percentage
Portion of Net Sales in a calendar year less than ****	****
Portion of Net Sales in a calendar year between (and including) **** through (and including) ****	****
Portion of Net Sales in a calendar year greater than ****	****

By way of example only, if Licensee receives $700,000,000 in cumulative Net Sales of all Licensed Products in the AAV9 Field in a calendar year, then the royalties payable by Licensee to Licensor under this Section 3.4.1 during such calendar year would be calculated as follows:

= (****)(****) + (****)(****) + (****)(****)

= (****) + (****) + (****)

= (****)

3.4.1.1Third Party Royalty Stacking Provision.  If Licensee must obtain a license from a Third Party to avoid infringement of such Third Party’s rights in order to manufacture, use or commercialize a given Licensed Product in the AAV9 Field and if the royalties required to be paid to such Third Party for such license, together with those royalties payable to Licensor, in the aggregate, exceed **** of Net Sales for any Licensed Product in the AAV9 Field, then the royalty owed to Licensor for that Licensed Product will be reduced by an amount calculated as follows:

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

STACKING ROYALTY CALCULATIONS

R = (C * (A/ (A+B))

Where

R = reduction of Licensor royalty,

A = unreduced Licensor royalty,

B = sum of all Third Party royalties,

C = increment of projected total royalty above ****

Example Calculation:

assume   i)    all Third Party royalties  = ****

   ii)    unreduced Licensor royalty = ****

  iii)    projected total royalty = ****

  R = (**** - ****) * (**** / (**** + ****))

  R = (**** * ****)

  R = ****

  Licensor Stacked Royalty = **** – **** = ****

  (but subject to the cap described below)

Notwithstanding the foregoing, Licensee will pay to Licensor no less than **** of the royalties that Licensee would otherwise pay to Licensor with respect to Net Sales of Licensed Products in the AAV9 Field if there were no royalties due to Third Parties.

3.4.2Royalties for Licensed Products in the New Vector Field.  In further consideration of the rights and licenses granted to Licensee under Section 2.1, Licensee shall pay to Licensor a royalty of **** on Net Sales of Licensed Products in the New Vector Field, subject to the reductions in royalty rates set forth in Section 3.4.2.1:

3.4.2.1Third Party Stacking Provision.  If Licensee must obtain a license from a Third Party to avoid infringement of such Third Party’s rights in order to manufacture, use, or commercialize a given Licensed Product in the New Vector Field and if the royalties required to be paid to such Third Party for such license, together with those payable to Licensor, in the aggregate, exceed **** of Net Sales for any Licensed Product in the New Vector Field, then the royalty

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

owed to Licensor for that Licensed Product will be reduced by an amount calculated as follows:

STACKING ROYALTY CALCULATIONS

R = (C * (A / (A+B))

Where

R = reduction of Licensor royalty,

A = unreduced Licensor royalty,

B = sum of all Third Party royalties,

C = increment of projected total royalty above ****

Example Calculation:

assume   i)    all Third Party royalties  = ****

   ii)    unreduced Licensor royalty = ****

  iii)    projected total royalty = ****

  R = (**** - ****) * (**** / (**** + ****))

  R = (**** * ****)

  R = ****

  Licensor Stacked Royalty = **** – **** = ****

  (but subject to the cap described below)

Notwithstanding the foregoing, Licensee will pay to Licensor no less than **** of the royalties that Licensee would otherwise pay to Licensor with respect to Net Sales of Licensed Products in the New Vector Field if there were no royalties due to Third Parties.”

11.Section 5.2.2.  Section 5.2.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“5.2.2Notwithstanding Section 5.2.1, Licensor has the right to publish (through press releases, scientific journals, or otherwise) and refer to any clinical, regulatory, or research results related to Licensee’s Licensed Product or AAV9 or New Vector program that have been publicly disclosed by Licensee, including referring to Licensee by name as a licensee of Licensor, which publication or referral by Licensor shall not require the prior consent of Licensee.”

12.Section 6.1.  Section 6.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

“6.1Term of this Agreement.  This Agreement, unless sooner terminated as provided in this Agreement, expires on a country-by-country and Licensed Product-by-Licensed Product basis upon the expiration, lapse, abandonment, or invalidation of the last Valid Claim to expire, lapse, or become abandoned or unenforceable for the applicable Licensed Product in such country. Notwithstanding anything to the contrary in this Agreement, unless earlier terminated as provided in this Agreement, the Parties agree that Licensee shall retain its license under Section 2.1 to New Vector Licensed Patents in the New Vector Field (and  retain its right to include newly filed and newly issued New Vector Licensed Patents under the scope of such license) until the expiration of the fourteenth (14th) anniversary of the First Amendment Effective Date, even if the Agreement has expired with respect to all then current Licensed Products.”

13.Section 10.2.  Section 10.2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“10.2Assignment.  The rights and obligations of Licensee and Licensor hereunder shall inure to the benefit of, and shall be binding upon, their respective permitted successors and assigns. Licensee may not assign or otherwise transfer (by operation of law or otherwise) this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Licensor which consent is in the absolute discretion of Licensor (except Licensee shall have the right to assign this Agreement without Licensor's consent to a wholly owned Affiliate, in which case Licensee shall remain responsible for the performance of this Agreement by such Affiliate); provided, however, Licensee shall be permitted to transfer (by operation of law or otherwise ) this Agreement without Licensor's consent in connection with a Change of Control; provided that, Licensee: (i) requires any transferee or successor to agree in writing to be legally bound by this Agreement to the same extent as Licensee and provides Licensor with a copy of such undertaking; (ii) provides Licensor with written notice of the Change of Control to Licensor within **** of the consummation of the transaction resulting in a Change of Control of Licensee; (iii) provides Licensor with a copy of the definitive agreement for the Change of Control of Licensee within **** of the consummation of the transaction (provided, that Licensee shall be entitled to include customary redactions in such copy provided to Licensor, to the extent such redacted information is not necessary to verify compliance with the terms of this Agreement or otherwise required by the Penn Agreement and/or GSK Agreement); and (iv) at the Licensor’s option, Licensee pays Licensor as set forth

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

in the last sentence of Section 1 of the First Amendment (Amendment Fee), supra.  Notwithstanding anything to the contrary in this Agreement, for clarity, in case of a Licensee Change of Control, in no event shall any intellectual property rights owned or controlled by the acquirer or its Affiliates immediately prior to such Licensee Change of Control be included in any of the licenses granted to Licensor under this Agreement.  Licensor may assign this Agreement and its rights and obligations without the consent of Licensee.  No assignment shall relieve the assigning Party of responsibility for the performance of any accrued obligations which it has prior to such assignment.  Any attempted assignment by Licensee in violation of this Section 10.2 shall be null and void and of no legal effect.”

14.Section 10.4.  Section 10.4 of the License Agreement is hereby deleted in its entirety and replaced with the following:

10.4Notices.  Notices, payments, statements, reports and other communications under this Agreement shall be in writing and shall be deemed to have been received as of the date received if sent by public courier (e.g., Federal Express), by Express Mail, receipt requested, by facsimile, or by electronic mail (with a copy of such facsimile or electronic mail also sent by one of the other methods of delivery) and addressed as follows:

If for Licensor:	with a copy to:

REGENXBIO Inc.	REGENXBIO Inc.
9600 Blackwell Road	9600 Blackwell Road
Suite 210	Suite 210
Rockville, MD 20850	Rockville, MD 20850
USA	USA
Attn: Chief Executive Officer	Attn: General Counsel
Telephone: 240-552-8181	Telephone: 240-552-8181
Facsimile: 240-652-9692	Facsimile: 240-652-9692

If for Licensee:	with a copy to:

AveXis, Inc.	AveXis, Inc.
2275 Half Day Road, Suite 200	2275 Half Day Road, Suite 200
Bannockburn, IL 60015	Bannockburn, IL 60015
Attn: Chief Executive Officer	Attn: General Counsel
Telephone:	Telephone: 312-971-2270
Facsimile:	Facsimile:

Either Party may change its official address upon written notice to the other Party.

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

15.Exhibit A of the License Agreement is hereby deleted and replaced by Exhibit A-1 to this First Amendment.

16.Exhibit A-2 is hereby added to the License Agreement.

17.For the sake of clarity, the requirements in Section 4.1 are satisfied so long as Licensee is fulfilling its obligations with respect to any Licensed Product in either the AAV9 Field or the New Vector Field, and the requirements in Section 4.2 apply to any Licensed Product.

18.Other than as set forth in Schedule A, the representations and warranties provided by Licensor in Section 8.1 of the License Agreement are true and correct as of the First Amendment Effective Date.

19.The representations and warranties provided by Licensee in Section 8.2 of the License Agreement are true and correct as of the First Amendment Effective Date.

20.Licensor represents and warrants to Licensee as of the First Amendment Effective Date that:

(a)

The Licensed Patents set forth on Exhibit A-1 and Exhibit A-2 list all patents and patent applications owned or controlled by Licensor as of the First Amendment Effective Date that claim or cover adeno associated virus vector compositions of matter or methods of use in SMA; and

(b)

All adeno associated virus vectors discovered, generated, owned or controlled by Licensor as of the First Amendment Effective Date are claimed or covered by the Licensed Patents set forth on Exhibit A-1 and Exhibit A-2.

21.Solely upon the written request of Licensee, Licensor may, in its sole discretion after receipt of such request, engage in collaboration activities with Licensee related to ****.

22.This First Amendment amends the terms of the License Agreement and is deemed incorporated into, and governed by all other terms of, the License Agreement.  To the extent that the License Agreement is explicitly amended by this First Amendment, the terms of this First Amendment will control where the terms of the License Agreement are contrary to or conflict with the terms of this First Amendment.  All other terms and conditions of the License Agreement not explicitly amended by this First Amendment shall remain in full force and effect.  The License Agreement shall, together with this First Amendment, be read and construed as a single instrument.

23.Counterparts.  Signatures on this First Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the First Amendment shall be effective as if simultaneously executed.

[REMAINDER INTENTIONALLY LEFT BLANK]

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to be executed by their duly authorized representatives.

REGENXBIO INC.

By:	/s/ Kenneth T. Mills
Name:	Kenneth T. Mills
Title:	President and CEO
Date:	1-8-2018

AVEXIS, INC.

By:	/s/ Sean Nolan
Name:	Sean Nolan
Title:	President and CEO
Date:	1-7-18

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A-1

Patents and Patent Applications in the AAV9 Field

****

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A-2

Patents and Patent Applications in the New Vector Field

****

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A

A patent challenge in the European Union relating to **** has been filed and was disclosed by Licensor to Licensee prior to the First Amendment Effective Date.

****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.